UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 29, 2015

Neuralstem, Inc.

(Exact name of registrant as specified in Charter)

Delaware	000-1357459	52-2007292
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

20271 Goldenrod Lane, 2nd Floor, Germantown, Maryland 20876

(Address of Principal Executive Offices)

(301) 366-4960

(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On June 29, 2015, Neuralstem, Inc. (“Company”) provided written notice to The NYSE MKT, LLC (“NYSE MKT”) that the Company expects to voluntarily delist from NYSE MKT at the close of trading on July 10, 2015 and intends to transfer the listing of its common stock to The NASDAQ Stock Market (“NASDAQ”) to commence trading on the next business day, July 13, 2015. The Company’s common stock has been approved for listing on NASDAQ and will continue to trade under the stock symbol “CUR.”

A copy of the press release issued by the Company in connection with the transfer of the listing of its common stock from NYSE MKT to NASDAQ is attached hereto as Exhibit 99.01

Item 9.01	Financial Statement and Exhibits.

Exhibit No.	Description
99.01	Press Release Dated June 29, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 29, 2015	Neuralstem, Inc.

/s/ Richard Garr
By: Richard Garr Chief Executive Officer

INDEX OF EXHIBITS

Exhibit No.	Description
99.01	Press Release Dated June 29, 2015.